EXHIBIT 32

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of ILX Resorts Incorporated (the "Company") on Form 10-Q for the nine months ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I (We), Joseph P. Martori, Chief Executive Officer, and Margaret M. Eardley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Joseph P. Martori
_____________________
Joseph P. Martori
Chief Executive Officer
November 11, 2003


/s/ Margaret M. Eardley
___________________
Margaret M. Eardley
Chief Financial Officer
November 11, 2003